SUPPLEMENTAL INFORMATION

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2017 AND 2016

WASHINGTON
PRIME GROUP

SAFE HARBOR: Some of the information contained in this presentation includes forward looking statements. Such statements are subject to a number of risks and uncertainties which could cause actual results in the future to differ materially and adversely from those described in the forward-looking statements. Investors should consult the Company's filings with the Securities and Exchange Commission for a description of the various risks and uncertainties which could cause such a difference before deciding whether to invest.

Table of Contents

Page
Financial Statement Data
Consolidated statements of operations (unaudited)	1
Consolidated balance sheets (unaudited)	2
Supplemental balance sheet detail	3
Components of minimum rents, other income and corporate overhead	4
Reconciliation of funds from operations - including pro-rata share of unconsolidated properties	5
Reconciliation of net operating income growth for comparable properties - including pro-rata share of unconsolidated properties	6

Debt Information
Summary of debt	7
EBITDA and key balance sheet metrics	8
Key guidance assumptions	9

Operational Data
Operating metrics	10
Leasing results and base rent psf	11
Releasing spreads	12
Top 10 tenants	13
Lease expirations	14

Development Activity
Capital expenditures	15
Redevelopment projects	16

Property Information
Property information	17-19

Other
Non-GAAP pro-rata financial information	20
Proportionate share of unconsolidated properties - statements of operations (unaudited)	21
Proportionate share of unconsolidated properties - balance sheet (unaudited)	22
Glossary of terms	23

CONSOLIDATED STATEMENTS OF OPERATIONS
Washington Prime Group Inc.
(Unaudited, dollars in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016

Revenue:
Minimum rent (see components on page 4)	$122,942	$142,811	$389,491	$427,173
Overage rent	1,687	2,419	5,818	7,787
Tenant reimbursements	50,239	60,006	159,150	177,372
Other income (see components on page 4)	4,452	4,686	16,426	13,359
Total revenues	179,320	209,922	570,885	625,691

Expenses:
Property operating	(37,098)	(41,295)	(109,506)	(124,754)
Real estate taxes	(20,401)	(26,296)	(69,661)	(77,184)
Advertising and promotion	(2,112)	(2,638)	(6,539)	(7,467)
Total recoverable expenses	(59,611)	(70,229)	(185,706)	(209,405)
Depreciation and amortization	(65,383)	(71,287)	(199,514)	(211,922)
Provision for credit losses	(796)	(306)	(4,280)	(2,801)
General and administrative	(8,108)	(8,139)	(26,027)	(28,375)
Merger, restructuring and transaction costs	—	307	—	(29,607)
Ground rent	(237)	(1,142)	(2,264)	(3,242)
Impairment loss	(20,892)	(20,701)	(29,401)	(20,701)
Total operating expenses	(155,027)	(171,497)	(447,192)	(506,053)

Operating Income	24,293	38,425	123,693	119,638

Interest expense, net	(34,344)	(32,168)	(98,113)	(103,982)
Gain on extinguishment of debt, net	—	—	21,221	34,078
Income and other taxes	(448)	(322)	(2,996)	(1,415)
Loss from unconsolidated entities, net	(165)	(933)	(781)	(2,602)
Gain (loss) on disposition of interests in properties, net	—	181	125,436	(2,116)

Net (loss) income	(10,664)	5,183	168,460	43,601
Net (loss) income attributable to noncontrolling interests	(2,269)	313	25,070	5,394
Net (loss) income attributable to the Company	(8,395)	4,870	143,390	38,207
Less: Preferred share dividends	(3,508)	(3,508)	(10,524)	(10,524)
Net (loss) income attributable to common shareholders	$(11,903)	$1,362	$132,866	$27,683

(Loss) earnings per common share, basic and diluted	$(0.06)	$0.01	$0.71	$0.15

SUPPLEMENTAL INFORMATION | 1

CONSOLIDATED BALANCE SHEETS
Washington Prime Group Inc.
(Unaudited, dollars in thousands)

	September 30,	December 31,
	2017	2016
Assets:
Investment properties at cost	$5,819,366	$6,245,414
Construction in progress	47,677	49,214
	5,867,043	6,294,628
Less: accumulated depreciation	2,127,412	2,122,572
	3,739,631	4,172,056

Cash and cash equivalents	48,263	59,353
Tenant receivables and accrued revenue, net (see components on page 3)	90,184	99,967
Real estate assets held-for-sale	—	50,642
Investment in and advances to unconsolidated entities, at equity	465,051	458,892
Deferred costs and other assets (see components on page 3)	210,311	266,556
Total assets	$4,553,440	$5,107,466

Liabilities:
Mortgage notes payable	$1,412,975	$1,618,080
Notes payable	979,553	247,637
Unsecured term loans	606,380	1,334,522
Revolving credit facility	—	306,165
Accounts payable, accrued expenses, intangibles, and deferred revenues (see components on page 3)	273,966	309,178
Distributions payable	2,992	2,992
Cash distributions and losses in unconsolidated entities, at equity	15,421	15,421
Total liabilities	3,291,287	3,833,995

Redeemable noncontrolling interests	3,265	10,660

Equity:
Stockholders' equity
Series H Cumulative Redeemable Preferred Stock	104,251	104,251
Series I Cumulative Redeemable Preferred Stock	98,325	98,325
Common stock	19	19
Capital in excess of par value	1,239,216	1,232,638
Accumulated deficit	(353,997)	(346,706)
Accumulated other comprehensive income	4,539	4,916
Total stockholders' equity	1,092,353	1,093,443
Noncontrolling interests	166,535	169,368
Total equity	1,258,888	1,262,811
Total liabilities, redeemable noncontrolling interests and equity	$4,553,440	$5,107,466

SUPPLEMENTAL INFORMATION | 2

SUPPLEMENTAL BALANCE SHEET DETAIL
Washington Prime Group Inc.
(unaudited, dollars in thousands)

	September 30,	December 31,
	2017	2016

Tenant accounts receivable and accrued revenue, net:
Straight-line receivable	$35,715	$39,097
Tenant receivable	17,182	17,701
Allowance for doubtful accounts, net	(9,016)	(8,578)
Unbilled receivables and other	46,303	51,747
Total	$90,184	$99,967

Deferred costs and other assets:
Deferred leasing and corporate improvements, net	$79,667	$90,922
In place lease intangibles, net	51,341	70,907
Acquired above market lease intangibles, net	26,645	34,337
Mortgage and other escrow deposits	28,692	29,160
Prepaids, notes receivable and other assets, net	23,966	41,230
Total	$210,311	$266,556

Accounts payable, accrued expenses, intangibles and deferred revenues:
Accounts payable and accrued expenses	$161,499	$167,636
Below market lease intangibles, net	81,625	106,923
Deferred revenues and deposits	30,842	34,619
Total	$273,966	$309,178

SUPPLEMENTAL INFORMATION | 3

COMPONENTS OF MINIMUM RENTS, OTHER INCOME AND CORPORATE OVERHEAD
Washington Prime Group Inc.
(unaudited, dollars in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016

Components of Minimum Rents:

Base rent	$117,289	$133,306	$369,311	$402,655
Mark-to-market adjustment	1,283	4,026	6,345	8,028
Straight-line rents	168	818	999	717
Temporary tenant rents	4,202	4,661	12,836	15,773
Total Minimum Rents	$122,942	$142,811	$389,491	$427,173

Components of Other Income:
Sponsorship and other ancillary property income	$1,360	$1,961	$5,436	$5,945
Fee income	2,247	1,696	5,770	4,909
Lease termination income	397	243	3,177	679
Other	448	786	2,043	1,826
Total Other Income	$4,452	$4,686	$16,426	$13,359

Components of Corporate Overhead:
General & administrative	$8,108	$8,139	$26,027	$28,375
Third party management fees & internal corporate overhead allocated to operating expense	4,885	5,153	15,366	21,114
Total Corporate Overhead	$12,993	$13,292	$41,393	$49,489

SUPPLEMENTAL INFORMATION | 4

RECONCILIATION OF FUNDS FROM OPERATIONS
Including Pro-Rata Share of Unconsolidated Properties
Washington Prime Group Inc.
(unaudited, dollars in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
Funds from Operations ("FFO"):
Net (loss) income	$(10,664)	$5,183	$168,460	$43,601
Less: Preferred dividends and distributions on preferred operating partnership units	(3,568)	(3,568)	(10,704)	(10,704)
Real estate depreciation and amortization, including joint venture impact	74,838	78,533	224,438	234,845
Noncontrolling interests portion of depreciation and amortization	—	(37)	—	(116)
Impairment loss, including (gain) loss on disposition of interests in properties, net	20,892	20,720	(96,035)	23,017
Net loss attributable to noncontrolling interest holders in properties	—	4	—	18
FFO	$81,498	$100,835	$286,159	$290,661

Adjusted Funds from Operations:
FFO	$81,498	$100,835	$286,159	$290,661
Merger,restructuring and transaction costs	—	(307)	—	29,607
Gain on extinguishment of debt, net	—	—	(21,221)	(34,078)
Adjusted FFO	$81,498	$100,528	$264,938	$286,190

Weighted average common shares outstanding - diluted	222,310	220,834	222,112	220,614

FFO per diluted share	$0.37	$0.46	$1.29	$1.32
Total adjustments	$—	$(0.00)	$(0.10)	$(0.02)
Adjusted FFO per diluted share	$0.37	$0.46	$1.19	$1.30

Non-cash items included in FFO:
Non-cash stock compensation expense (2)	$1,520	$1,088	$4,815	$3,396
Straight-line adjustment as an increase to minimum rents (1)	$465	$1,470	$2,261	$2,602
Straight-line and fair market value adjustment recorded as an increase to ground lease expense (1)	$433	$345	$1,315	$1,030
Fair value of debt amortized as a decrease to interest expense (1)	$1,267	$1,311	$3,876	$5,061
Loan fee amortization (1)	$2,468	$1,203	$5,073	$4,410
Mark-to-market/inducement adjustment as a net increase to base rents (1)	$2,702	$5,301	$9,665	$12,189
Non-real estate depreciation (1)	$2,516	$2,256	$7,158	$6,085
Hedge ineffectiveness as an increase (decrease) to interest expense	$52	$(1,692)	$(76)	$1,258

(1) Includes the pro-rata share of the joint venture properties.
(2) Non-cash stock compensation for the three and nine months ended 2016 excludes expenses included in the merger, restructuring and transaction costs above.

SUPPLEMENTAL INFORMATION | 5

RECONCILIATION OF NET OPERATING INCOME GROWTH FOR COMPARABLE PROPERTIES
Including Pro-Rata Share of Unconsolidated Properties
Washington Prime Group Inc.
(unaudited, dollars in thousands)

	Three Months Ended September 30,				Nine Months Ended September 30,
	2017	2016	Variance $		2017	2016	Variance $

Reconciliation of Comp NOI to Operating Income:
Operating income	$24,293	$38,425	$(14,132)		$123,693	$119,638	$4,055

Depreciation and amortization	65,383	71,287	(5,904)		199,514	211,922	(12,408)
General and administrative and merger, restructuring and transaction costs	8,108	7,832	276		26,027	57,982	(31,955)
Impairment loss	20,892	20,701	191		29,401	20,701	8,700
Fee income	(2,247)	(1,696)	(551)		(5,770)	(4,909)	(861)
Management fee allocation	54	417	(363)		567	7,186	(6,619)
Pro-rata share of unconsolidated joint ventures in comp NOI	16,056	7,659	8,397		49,065	27,524	21,541
Property allocated corporate expense	3,407	3,090	317		9,816	9,895	(79)
Non-comparable properties and other (1)	(1,275)	(2,579)	1,304		(13,044)	(6,896)	(6,148)
NOI from sold properties	(415)	(5,709)	5,294		(2,273)	(21,208)	18,935
Termination income and outparcel sales	(397)	(243)	(154)		(3,450)	(1,310)	(2,140)
Straight-line rents	(168)	(818)	650		(999)	(717)	(282)
Ground lease adjustments for straight-line and fair market value	20	(2)	22		50	(12)	62
Fair market value and inducement adjustments to base rents	(1,273)	(4,018)	2,745		(6,319)	(7,982)	1,663

Comparable NOI	$132,438	$134,346	$(1,908)		$406,278	$411,814	$(5,536)
Comparable NOI percentage change			-1.4%				-1.3%

(1) Represents an adjustment to remove the NOI amounts from properties not owned and operated in all periods presented, certain non-recurring expenses (such as hurricane related expenses), as well as material insurance proceeds received in the periods presented. Furthermore, Southern Hills Mall is removed as the management and leasing of the property was transferred to the receiver during the fourth quarter of 2016, although title to the property is still held by an affiliate of the Company.

	Three Months Ended September 30,				Nine Months Ended September 30,
	2017	2016	Variance $	Variance %	2017	2016	Variance $	Variance %
Comparable Property Net Operating Income (Comp NOI)
Revenue:
Minimum rent	$136,535	$136,517	$18	0.0%	$417,677	$414,718	$2,959	0.7%
Overage rent	2,094	2,545	(451)	-17.7%	6,140	7,971	(1,831)	-23.0%
Tenant reimbursements	55,927	60,551	(4,624)	-7.6%	173,928	177,369	(3,441)	-1.9%
Other	2,104	2,037	67	3.3%	7,050	6,057	993	16.4%
Total revenue	196,660	201,650	(4,990)	-2.5%	604,795	606,115	(1,320)	-0.2%

Expenses:
Recoverable expenses- operating	(38,740)	(40,121)	1,381	3.4%	(113,363)	(113,315)	(48)	0.0%
Recoverable expenses- real estate taxes	(23,233)	(25,216)	1,983	7.9%	(76,081)	(73,591)	(2,490)	-3.4%
Provision for credit losses	(1,054)	(731)	(323)	-44.2%	(4,979)	(3,293)	(1,686)	-51.2%
Ground rent	(1,195)	(1,236)	41	3.3%	(4,094)	(4,102)	8	0.2%
Total operating expenses	(64,222)	(67,304)	3,082	4.6%	(198,517)	(194,301)	(4,216)	-2.2%

Comp NOI	$132,438	$134,346	$(1,908)	-1.4%	$406,278	$411,814	$(5,536)	-1.3%

Comp NOI - Enclosed retail properties	$98,952	$101,947	$(2,995)	-2.9%	$305,848	$314,321	$(8,473)	-2.7%
Comp NOI - Open air properties	$33,486	$32,399	$1,087	3.4%	$100,430	$97,493	$2,937	3.0%

SUPPLEMENTAL INFORMATION | 6

SUMMARY OF DEBT
Washington Prime Group Inc.
(dollars in thousands)

	Total Debt as of 9/30/2017	Total Debt, Including WPG Share of Unconsolidated Entities as of 9/30/2017	Total Debt as of 12/31/2016	Total Debt, Including WPG Share of Unconsolidated Entities as of 12/31/2016	Schedule of Maturities by Year (2)	Mortgage Debt Maturities	Weighted Avg. Interest Rate	Unsecured Maturities	Weighted Avg. Interest Rate	Total Debt Maturities	Weighted Avg. Interest Rate

Consolidated debt:					Our Share of Debt (1):
Mortgage debt
Fixed	$1,156,874	$1,156,874	$1,359,329	$1,359,329	2017 (3)	$239,281	6.4%			$239,281	6.4%
Variable	251,100	251,100	251,100	251,100	2018	20,696	4.8%			20,696	4.8%
Debt issuance costs	(3,966)	(3,966)	(5,010)	(5,010)	2019	144,311	6.4%			144,311	6.4%
Fair value debt adjustments	8,967	8,967	12,661	12,661	2020	196,031	4.5%	520,000	3.2%	716,031	3.5%
Total mortgage debt	1,412,975	1,412,975	1,618,080	1,618,080	2021	375,647	4.4%			375,647	4.4%
					2022	135,502	4.4%			135,502	4.4%
Unsecured debt					2023	21,327	5.0%	340,000	3.5%	361,327	3.6%
Credit facility	—	—	308,000	308,000	2024	351,034	4.7%	750,000	6.0%	1,101,034	5.6%
Term loans	610,000	610,000	1,340,000	1,340,000	2025	343,587	3.7%			343,587	3.7%
Bonds payable	1,000,000	1,000,000	250,000	250,000	> 10 Years	206,050	4.2%			206,050	4.2%
Debt issuance costs & discounts	(24,067)	(24,067)	(9,676)	(9,676)	Fair value,debt issuance cost, and debt discount adjustments	9,357		(24,067)		(14,710)
Total unsecured debt	1,585,933	1,585,933	1,888,324	1,888,324	Total debt	$2,042,823	4.7%	$1,585,933	4.6%	$3,628,756	4.7%

Total consolidated debt	$2,998,908	$2,998,908	$3,506,404	$3,506,404

Unconsolidated debt:					(1) Includes pro-rata share of unconsolidated debt
Mortgage loans payable	$1,273,625	$625,493	$864,215	$416,202	(2) Includes extension options
Debt issuance costs	(5,572)	(2,765)	(3,537)	(1,710)	(3) Subsequent to September 30,2017, these maturities were repaid or transitioned to the lender.
Fair value debt adjustments	13,961	7,120	15,133	7,718
Total unconsolidated debt	$1,282,014	$629,848	$875,811	$422,210

Total debt:	$4,280,922	$3,628,756	$4,382,215	$3,928,614

	% of Total Debt as of 9/30/17	Our Share of Total Debt as of 9/30/17	Weighted Avg. Interest Rate	Weighted Avg. Years to Maturity

Consolidated debt:
Fixed	92%	$2,751,428	4.9%	4.6
Variable	8%	247,480	3.1%	1.7
Total Consolidated	100%	$2,998,908	4.8%	4.4

Unconsolidated debt:
Fixed	100%	$629,848	4.2%	7.6
Variable	0%	—
Total Unconsolidated	100%	$629,848	4.2%	7.6

Total debt:
Fixed	93%	$3,381,276	4.8%	5.2
Variable	7%	247,480	3.1%	1.7
Total debt	100%	$3,628,756	4.7%	4.9

SUPPLEMENTAL INFORMATION | 7

EBITDA AND KEY BALANCE SHEET METRICS
Washington Prime Group Inc.
(dollars in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
Calculation of EBITDA:
Net (loss) income	$(10,664)	$5,183	$168,460	$43,601
Interest expense, net	34,344	32,168	98,113	103,982
Income and other taxes	448	322	2,996	1,415
Depreciation and amortization	65,383	71,287	199,514	211,922
(Gain) loss on disposition of interests in properties, net	—	(181)	(125,436)	2,116
Gain on extinguishment of debt, net	—	—	(21,221)	(34,078)
Impairment loss	20,892	20,701	29,401	20,701
EBITDA	110,403	129,480	351,827	349,659
Adjustments related to pro-rata share of unconsolidated entities, net	17,821	13,769	47,145	41,650
Merger, restructuring and transaction costs	—	(307)	—	29,607
Adjusted EBITDA	$128,224	$142,942	$398,972	$420,916

	Bond Covenant Requirement (1)	As of September 30, 2017
Key Balance Sheet Metrics:		Ratio
Total indebtedness to Total assets	≤ 60%	48.7%
Secured indebtedness to Total assets	≤ 40%	22.7%
Consolidated EBITDA / Annual service charge	≥ 1.5x	2.96x
Total unencumbered assets / Total unsecured indebtedness	> 150%	240%

(1) The covenants detailed are from the August 2017 Bond Offering, which represents the Company's most restrictive unsecured debt covenants.

SUPPLEMENTAL INFORMATION | 8

KEY GUIDANCE ASSUMPTIONS
Washington Prime Group Inc.
2017 Guidance

Fiscal Year 2017
Guidance
Earnings Expectations:
FFO per share, as adjusted - diluted (1)	$1.63 to $1.67
FFO per share, as adjusted - diluted - fourth quarter (1)	$0.44 to $0.48

Underlying Assumptions to 2017 Guidance (1):
Comparable NOI growth for core properties- fiscal year 2017 (2) (3)	(1.0)% to 0.0%
General and administrative expenses (including property allocated overhead)	$50-$54 million
Non-cash adjustments for purchase accounting and straight line rents (3)	$15-$17 million
Assumed property sales	3 non-core properties/ 1 community center / 1 Tier 2 Asset
Assumed joint venture transactions (4)	one transaction - 7 properties
Assumed lender transitions	1 (Valle Vista)
Redevelopment spend (3)	approximately $100 million
Recurring capital expenditures and deferred leasing costs (3)	$65 to $75 million
Distributions per common share and units	$0.25 per diluted share quarterly

(1) Guidance excludes non-cash debt extinguishment gains of approximately $91 million related to the discounted debt payoff on Mesa Mall and Southern Hills Mall as well as the Valle Vista Mall lender transition. Also excludes the $126.1 million gain on the sale of a 49% interest of seven assets to O'Connor.

(2) Excludes lease termination fees
(3) Includes pro-rata share of joint venture properties
(4) Sold 49% of seven properties to O'Connor in second quarter 2017

SUPPLEMENTAL INFORMATION | 9

OPERATING METRICS
Washington Prime Group Inc.
As of September 30, 2017

PORTFOLIO SUMMARY

	Property Count	Leased Occupancy %[1]		Store Sales Per Square Foot for 12 Months Ended[1]		Store Occupancy Cost %[1]		% of Total Comp NOI for 3 Months Ended 9/30/17	NOI Growth for 3 Months Ended 9/30/17
		9/30/17	9/30/16	9/30/17	9/30/16	9/30/17	9/30/16

Open Air Properties	51	95.3%	95.2%					25.3%	3.4%

Tier 1 -Enclosed retail properties	37	92.1%	92.1%	$397	$408	12.3%	12.1%	55.3%	-0.6%
Tier 2 -Enclosed retail properties	21	87.2%	89.1%	$294	$305	13.7%	13.6%	19.4%	-9.1%
Enclosed Retail Properties Subtotal	58	90.3%	91.0%	$364	$373	12.6%	12.5%	74.7%	-2.9%

Total Portfolio	109	92.3%	92.7%					100.0%	-1.4%

ENCLOSED RETAIL PROPERTY TIERS

TIER 1						TIER 2

Arbor Hills		Northwoods Mall				Anderson Mall
Arboretum, The		Oklahoma City Properties				Boynton Beach Mall
Ashland Town Center		Orange Park Mall				Charlottesville Fashion Square
Bowie Town Center		Paddock Mall				Chautauqua Mall
Brunswick Square		Pearlridge Center				Colonial Park Mall
Clay Terrace		Polaris Fashion Place				Cottonwood Mall
Dayton Mall		Port Charlotte Town Center				Indian Mound Mall
Edison Mall		Scottsdale Quarter				Irving Mall
Grand Central Mall		Southern Park Mall				Lincolnwood Town Center
Great Lakes Mall		The Outlet Collection | Seattle				Maplewood Mall
Jefferson Valley Mall		Town Center at Aurora				Mesa Mall
Lima Mall		Town Center Crossing & Plaza				New Towne Mall
Lindale Mall		Waterford Lakes Town Center				Northtown Mall
Longview Mall		Weberstown Mall				Oak Court Mall
Malibu Lumber Yard		Westminster Mall				Rolling Oaks Mall
Mall at Fairfield Commons, The		WestShore Plaza				Rushmore Mall
Mall at Johnson City, The						Seminole Towne Center
Markland Mall						Sunland Park Mall
Melbourne Square						Towne West Square
Morgantown Mall						Valle Vista Mall
Muncie Mall						West Ridge Mall

[1]Metrics only include properties owned and managed as of September 30, 2017. Southern Hills Mall is excluded as it is managed by a third party, although still owned by the Company.
The debt yield on the Tier 2 encumbered properties is 11.2% on a trailing twelve NOI.

SUPPLEMENTAL INFORMATION | 10

LEASING RESULTS AND BASE RENT PSF
Washington Prime Group Inc.
Year-to-date through September 30, 2017

	Number	Square Feet			Base Rent PSF			Average Term			Tenant Allow.$(000)s		Tenant Allow. PSF
	of Leases	New	Renewal	Total	New	Renewal	Total	New	Renewal	Total	New	Renewal	New	Renewal
Enclosed Retail Properties	559	404,023	875,474	1,279,497	$30.89	$33.09	$32.39	7.2	4.4	5.3	$15,346	$4,251	$37.98	$4.86
Open Air Properties	116	157,013	509,235	666,248	$19.96	$12.74	$14.44	7.0	5.2	6.0	$4,460	$327	$28.40	$0.64
Subtotal	675	561,036	1,384,709	1,945,745	$27.83	$25.56	$26.22	7.1	4.5	5.4	$19,806	$4,578	$35.30	$ 3.31

	Base Minimum Rent PSF As of September 30,
	2017		2016
Enclosed Retail Properties	$27.36		$27.38
Open Air Properties	$13.66		$13.40
Total Portfolio	$21.64		$21.64

Note: The leasing results for enclosed properties include stores of 10,000 SF or less, also anchors and office leases are excluded. For open-air properties, office leases are excluded. Only new leases and renewals with terms in excess of 12 months are included. These results include properties owned and managed at September 30, 2017.

SUPPLEMENTAL INFORMATION | 11

RELEASING SPREADS
Washington Prime Group Inc.
For the nine months ended September 30, 2017

	Square Footage of Openings	New Rate PSF	Prior Rate PSF	Re-leasing Spread
				$	%

Open Air Properties:

New	85,266	$21.02	$19.05	$1.97	10.3%
Renewal	502,914	$13.97	$14.18	$(0.21)	-1.5%
All Deals	588,180	$14.99	$14.88	$0.11	0.7%

Enclosed Retail Properties:

New	178,992	$40.46	$40.43	$0.03	0.1%
Renewal	798,641	$40.74	$41.31	$(0.57)	-1.4%
All Deals	977,633	$40.69	$41.15	$(0.46)	-1.1%

Total Portfolio:

New	264,258	$34.19	$33.53	$0.66	2.0%
Renewal	1,301,555	$30.40	$30.82	$(0.42)	-1.4%
All Deals	1,565,813	$31.04	$31.28	$(0.24)	-0.8%

SUPPLEMENTAL INFORMATION | 12

TOP 10 TENANTS
Washington Prime Group Inc.
As of September 30, 2017

Non-Anchor Stores (Ranked by Percent of Total Minimum Rents)
National Tenant Name	Tenant DBA's in Portfolio	Number of Stores	GLA of Stores	Percent of Total GLA in Portfolio	Percent of Total Annualized Base Minimum Rent

Signet Jewelers, Ltd.	Body by Pagoda, Gordon's Jewelers, Goodman Jewelers, Jared's, J.B. Robinson Jewelers, Kay Jewelers, Leroy's Jewelers, Mark's & Morgan, Osterman's Jewelry, Piercing Pagoda, Plumb Gold, Rogers Jewelers, Silver and Gold Connection, Totally Pagoda, Zales Jewelers	150	206,482	0.3%	3.2%
L Brands, Inc.	Bath & Body Works, White Barn Candle, Pink, Victoria's Secret, La Senza	121	614,422	1.0%	2.9%
Footlocker, Inc.	Champs Sports, Foot Action USA, Footlocker, Kids Footlocker, Lady Footlocker, World Footlocker	93	391,810	0.7%	2.0%
Ascena Retail Group Inc.	Ann Taylor, Catherine's, Dress Barn, Justice, Lane Bryant, Loft, Maurice's	125	626,057	1.0%	1.9%
Genesco Inc.	Buckeye Corner, Buckeye Room, Cardboard Heroes, Hat World, Johnston & Murphy, Journeys, Journeys Kidz, Lids, Locker Room by Lids, Shi by Journeys, The Hat Shack, Underground by Journeys	112	190,728	0.3%	1.3%
American Eagle Outfitters, Inc.	aerie, American Eagle	45	253,424	0.4%	1.3%
Luxottica Group	Apex, Lenscrafters, Oakley, Pearle Vision, Sunglass Hut, Watch Station	81	203,862	0.3%	1.2%
The Gap, Inc.	Athleta, Banana Republic, Banana Republic Outlet, Gap, Gap Kids, Gap Outlet, Intermix, Old Navy	33	388,848	0.6%	1.1%
The Finish Line, Inc.	Finish Line	38	218,908	0.4%	1.1%
Advent International Corp.	Charlotte Russe	34	225,991	0.4%	0.9%

Anchor Stores (Ranked by Total GLA)
National Tenant Name	Tenant DBA's in Portfolio	Number of Stores	GLA of Stores	Percent of Total GLA in Portfolio	Percent of Total Annualized Base Minimum Rent	Number of WPG Owned Stores

Sears Holding Corporation *	K-Mart, Sears	43	6,005,613	10.0%	0.8%	15
JCPenney Company, Inc.	JCPenney	39	4,951,138	8.2%	1.2%	21
Macy's, Inc.	Macy's	27	4,679,497	7.8%	0.2%	5
Dillard's, Inc.	Dillards	24	3,431,795	5.7%	0.1%	2
The Bon-Ton Stores, Inc.	Bon-Ton, Carson Pirie Scott, Elder Beerman, Herbergers, Younkers	15	1,523,739	2.5%	0.9%	14
Target Corporation	Target, Super Target	11	1,520,830	2.5%	0.0%	1
Kohl's Corporation	Kohl's	12	1,089,873	1.8%	0.8%	10
Dick's Sporting Goods, Inc.	Dick's Sporting Goods, Field & Stream, Golf Galaxy	18	1,068,894	1.8%	2.0%	15
Belk, Inc.	Belk, Belk for Her, Belk Home Store	12	965,537	1.6%	0.4%	8
Wal-Mart Stores, Inc.	Wal-Mart, Sam's Club	5	772,215	1.3%	0.1%	1

* Includes 11 stores owned by Seritage Growth Properties

SUPPLEMENTAL INFORMATION | 13

LEASE EXPIRATIONS (1)
Washington Prime Group Inc.
As of September 30, 2017

Enclosed Retail Properties
	Number of Leases Expiring	Anchor Square Feet of GLA Expiring	Store Square Feet of GLA Expiring	Total Square Feet of GLA Expiring	Anchor Annualized Base Rents PSF Expiring	Store Annualized Base Rents PSF Expiring	% of Annualized Base Rents Represented by Expiring Leases
Year
Month To Month Leases	139	51,675	359,026	410,701	$3.72	$29.66	2.2%
2017	103	—	185,795	185,795	$—	$34.50	1.3%
2018	650	1,188,270	1,748,526	2,936,796	$5.16	$30.77	12.3%
2019	651	1,420,786	2,004,147	3,424,933	$4.67	$29.63	13.8%
2020	559	1,974,690	1,787,975	3,762,665	$5.09	$28.03	12.5%
2021	459	1,562,585	1,476,958	3,039,543	$6.18	$27.29	10.9%
2022	393	1,521,775	1,281,303	2,803,078	$4.34	$29.13	9.3%
2023	278	654,946	1,155,625	1,810,571	$10.03	$27.37	8.3%
2024	202	329,318	718,201	1,047,519	$7.91	$29.94	5.2%
2025	187	388,904	831,156	1,220,060	$15.21	$27.90	6.2%
2026	197	167,790	1,056,157	1,223,947	$7.82	$26.82	6.4%
2027 and Thereafter	211	1,386,457	1,004,058	2,390,515	$7.10	$28.75	8.0%
Specialty Leasing Agreements w/ terms in excess of 11 months	678	—	1,589,170	1,589,170	$—	$10.67	3.6%

Open Air Properties
	Number of Leases Expiring	Anchor Square Feet of GLA Expiring	Store Square Feet of GLA Expiring	Total Square Feet of GLA Expiring	Anchor Annualized Base Rents PSF Expiring	Store Annualized Base Rents PSF Expiring	% of Annualized Base Rents Represented by Expiring Leases
Year
Month To Month Leases	21	—	44,154	44,154	$—	$21.56	0.7%
2017	22	17,892	76,906	94,798	$4.02	$19.56	1.2%
2018	121	513,277	369,652	882,929	$9.85	$17.14	8.9%
2019	138	449,543	382,980	832,523	$11.86	$20.65	10.4%
2020	179	958,586	530,102	1,488,688	$12.48	$21.50	18.2%
2021	140	1,172,857	387,551	1,560,408	$9.43	$20.18	14.8%
2022	141	905,027	475,908	1,380,935	$9.82	$18.04	13.2%
2023	76	823,704	243,979	1,067,683	$10.03	$20.61	10.4%
2024	43	489,340	184,253	673,593	$8.83	$19.09	6.1%
2025	38	208,355	102,732	311,087	$12.19	$24.29	3.9%
2026	47	262,583	160,963	423,546	$13.63	$24.17	5.8%
2027 and Thereafter	58	429,827	214,504	644,331	$8.96	$20.48	6.4%
Specialty Leasing Agreements w/ terms in excess of 11 months	4	—	11,724	11,724	$—	$3.09	0.0%

(1) Does not consider the impact of renewal options that may be contained in leases, and this only considers landlord owned GLA.

SUPPLEMENTAL INFORMATION | 14

CAPITAL EXPENDITURES
Washington Prime Group Inc.
(dollars in thousands)

	Three Months Ended September 30, 2017	Unconsolidated Joint Venture Proportionate Share	Total Three Months Ended September 30, 2017	Three Months Ended September 30, 2016	Unconsolidated Joint Venture Proportionate Share	Total Three Months Ended September 30, 2016

New Developments	$426	$618	$1,044	$10,526	$—	$10,526
Redevelopments, Renovations, and Expansions	$14,859	$4,813	$19,672	$28,231	$2,878	$31,109
Deferred Leasing Costs	$4,018	$701	$4,719	$3,368	$296	$3,664

Property Capital Expenditures:
Non-anchor stores tenant improvements and allowances	$7,400	$1,662	$9,062	$8,364	$526	$8,890
Operational capital expenditures	13,017	757	13,774	6,824	320	7,144
Total Property Capital Expenditures	$20,417	$2,419	$22,836	$15,188	$846	$16,034

	Nine Months Ended September 30, 2017	Unconsolidated Joint Venture Proportionate Share	Total Nine Months Ended September 30, 2017	Nine Months Ended September 30, 2016	Unconsolidated Joint Venture Proportionate Share	Total Nine Months Ended September 30, 2016

New Developments	$4,520	$618	$5,138	$22,818	$—	$22,818
Redevelopments, Renovations, and Expansions	$51,938	$6,371	$58,309	$55,912	$10,895	$66,807
Deferred Leasing Costs	$12,008	$1,619	$13,627	$11,264	$1,159	$12,423

Property Capital Expenditures:
Non-anchor stores tenant improvements and allowances	$20,080	$3,517	$23,597	$19,179	$2,483	$21,662
Operational capital expenditures	22,134	1,515	23,649	11,559	582	12,141
Total Property Capital Expenditures	$42,214	$5,032	$47,246	$30,738	$3,065	$33,803

SUPPLEMENTAL INFORMATION | 15

REDEVELOPMENT PROJECTS
Washington Prime Group Inc.
As of September 30, 2017
(dollars in thousands)

Projects under construction or approved for construction with an estimated investment of $5 million or more
Property Name	City	St	Opportunity	Ownership %	Estimated Total Costs (1)(3)		Estimated Project Yield (1) (2)	WPG Costs Incurred to Date (3)		Estimated Completion (1)

Cottonwood Mall	Albuquerque	NM	Replace former Macy's store with new retailers to add value-priced fashion, home furnishings and other retail concepts	100%	$20,000 - $22,000		6% - 7%	$6,521		2018

Fairfield Town Center	Houston	TX	Final phase of development to add 130,000 SF to add a theater, value fashion apparel as well as big box and small shop stores.	100%	$26,000 - $30,000		7% - 8%	$284		2019

Great Lakes Mall	Mentor	OH	Replacing former Dillard's store with Round 1 as well as additional dining options and new retailers	100%	$14,000 - $16,000		7% - 9%	$3,500		2018 Q4

Jefferson Valley Mall	Yorktown Heights	NY	New Dick's Sporting Goods, Ulta Cosmetics, and interior/exterior renovation	100%	$40,000 - $42,000		8% - 9%	$37,941		2016 Q4/ 2017 Q4

Markland Mall	Kokomo	IN	Replace former Sears and MC Sports stores with big box retailers, additional food offerings, and entertainment uses	100%	$16,000 - $18,000		8% - 10%	$228		2018

Northwoods Mall	Peoria	IL	Replace former Macy's store with Round 1 as well as additional retail, dining and entertainment uses	100%	$21,000 - $23,000		8% - 9%	$5,780		2018

Oklahoma Properties (Classen Curve)	Oklahoma City	OK	Add 28,000-32,000 additional square feet with new multi-tenant buildings to add some first to market retail	51%	$5,100 - $6,600	(4)	10% - 12%	$1,674	(4)	2018

Outlet Collection | Seattle	Seattle	WA	New Dave & Busters	100%	$4,500 - $5,500		9% - 11%	$1,552		2018

Pearlridge Center	Aiea	HI	Redevelop downtown section of property, add new outparcels, and new dining and retailers	51%	$16,000 - $18,000	(4)	6% - 8%	$2,571	(4)	2018

Scottsdale Quarter (5)	Scottsdale	AZ	Ground-level retail in existing residential building; Retail and office tenants in mixed-use building, New residential and retail development on middle parcel.	51%	$59,800 - $69,800	(4)	7% - 8%	$44,563	(4)	2018/2019

Westminster Mall	Westminster	CA	New Sky Zone, Luxe Buffet and John's Incredible Pizza	100%	$6,000 - $7,000		13% - 15%	$5,345		2018 Q3

(1) Estimated total costs, project yield, and completion are subject to adjustment as a result of changes (some of which are not under the direct control of the company) that are inherent in the development process.

(2) The project yield excludes any NOI benefit to the property that is indirectly related to the redevelopment, although each project does benefit other aspects of the property. The yield includes near-term renewals.

(3) Project costs exclude the allocation of internal costs such as labor, interest, and taxes.
(4) Amounts shown represent 51% of the project spend.
(5) The new residential and retail units planned for development in the middle parcel have a completion date of 2018/ 2019.

SUPPLEMENTAL INFORMATION | 16

PROPERTY INFORMATION
Washington Prime Group Inc.
As of September 30, 2017

							Debt Information
										Indebtedness
Property Name	St	City (Major Metropolitan Area)	Financial Interest (1)	Total Center Square Feet	Total WPG Owned Square Feet	Total Tenant Owned Square Feet	Maturity Date (2)	Interest Rate	Type	Total	WPG Share
Enclosed Retail Properties
Anderson Mall	SC	Anderson	100%	670,031	314,842	355,189	12/01/22	4.61%	Fixed	$18,585	$18,585
Arbor Hills	MI	Ann Arbor	51%	87,395	87,395	0	01/01/26	4.27%	Fixed	$25,213	$12,858
Arboretum, The	TX	Austin	51%	195,302	195,302	0	06/01/27	4.13%	Fixed	$59,400	$30,294
Ashland Town Center	KY	Ashland	100%	433,542	330,152	103,390	07/06/21	4.90%	Fixed	$37,854	$37,854
Bowie Town Center	MD	Bowie (Wash, D.C.)	100%	571,832	270,534	301,298
Boynton Beach Mall	FL	Boynton Beach (Miami)	100%	1,101,994	590,440	511,554
Brunswick Square	NJ	East Brunswick (New York)	100%	760,998	289,702	471,296	03/01/24	4.80%	Fixed	$72,834	$72,834
Charlottesville Fashion Square	VA	Charlottesville	100%	578,063	354,359	223,704	04/01/24	4.54%	Fixed	$47,231	$47,231
Chautauqua Mall	NY	Lakewood	100%	433,131	428,155	4,976
Chesapeake Square Theater	VA	Chesapeake (VA Beach)	100%	42,248	42,248	0
Clay Terrace	IN	Carmel (Indianapolis)	100%	577,601	558,725	18,876
Colonial Park Mall	PA	Harrisburg	100%	738,798	363,130	375,668
Cottonwood Mall	NM	Albuquerque	100%	1,051,626	571,397	480,229	04/06/24	4.82%	Fixed	$99,478	$99,478
Dayton Mall	OH	Dayton	100%	1,442,750	770,969	671,781	09/01/22	4.57%	Fixed	$82,000	$82,000
Edison Mall	FL	Fort Myers	100%	1,035,981	553,688	482,293
Grand Central Mall	WV	Parkersburg	100%	846,254	839,746	6,508	07/06/20	6.05%	Fixed	$40,591	$40,591
Great Lakes Mall	OH	Mentor (Cleveland)	100%	1,287,753	696,066	591,687
Indian Mound Mall	OH	Newark	100%	556,734	464,073	92,661
Irving Mall	TX	Irving (Dallas)	100%	1,052,104	488,559	563,545
Jefferson Valley Mall	NY	Yorktown Heights (New York)	100%	578,240	412,548	165,692
Lima Mall	OH	Lima	100%	743,161	543,339	199,822
Lincolnwood Town Center	IL	Lincolnwood (Chicago)	100%	422,997	422,996	1	04/01/21	4.26%	Fixed	$49,915	$49,915
Lindale Mall	IA	Cedar Rapids	100%	730,920	477,088	253,832
Longview Mall	TX	Longview	100%	652,958	204,741	448,217
Malibu Lumber Yard	CA	Malibu	51%	31,514	31,514	0
Mall at Fairfield Commons, The	OH	Beavercreek	100%	1,035,704	860,884	174,820
Mall at Johnson City, The	TN	Johnson City	51%	567,822	492,414	75,408	05/06/20	6.76%	Fixed	$50,155	$25,579
Maplewood Mall	MN	St. Paul (Minneapolis)	100%	906,136	323,656	582,480
Markland Mall	IN	Kokomo	100%	417,979	414,499	3,480
Melbourne Square	FL	Melbourne	100%	723,765	419,855	303,910
Mesa Mall	CO	Grand Junction	100%	873,467	430,763	442,704
Morgantown Mall	WV	Morgantown	100%	555,531	555,531	0
Muncie Mall	IN	Muncie	100%	642,821	388,995	253,826	04/01/21	4.19%	Fixed	$34,819	$34,819
New Towne Mall	OH	New Philadelphia	100%	506,618	506,618	0
Northtown Mall	MN	Blaine	100%	607,199	607,199	0
Northwoods Mall	IL	Peoria	100%	692,068	379,939	312,129
Oak Court Mall	TN	Memphis	100%	846,502	360,685	485,817	04/01/21	4.76%	Fixed	$37,873	$37,873
Oklahoma City Properties	OK	Oklahoma City	51%	281,497	281,497	0	06/01/27	3.90%	Fixed	$43,279	$22,072
Orange Park Mall	FL	Orange Park (Jacksonville)	100%	959,438	556,258	403,180
Outlet Collection | Seattle, The	WA	Seattle	100%	920,717	920,717	0	01/14/20	2.73%	Variable	$86,500	$86,500
Paddock Mall	FL	Ocala	100%	548,562	318,005	230,557
Pearlridge Center	HI	Aiea	51%	1,290,984	1,237,707	53,277	06/01/25	3.53%	Fixed	$225,000	$114,750
							05/01/25	4.07%	Fixed	$43,200	$22,032
Polaris Fashion Place	OH	Columbus	51%	1,570,588	734,117	836,471	03/01/25	3.90%	Fixed	$225,000	$114,750
							03/01/25	4.46%	Fixed	$15,500	$7,905
Port Charlotte Town Center (3)	FL	Port Charlotte	100%	770,894	486,685	284,209	11/01/20	5.30%	Fixed	$43,361	$43,361
Rolling Oaks Mall	TX	San Antonio	100%	882,243	285,935	596,308
Rushmore Mall	SD	Rapid City	100%	829,308	752,832	76,476	02/01/19	5.79%	Fixed	$94,000	$94,000

SUPPLEMENTAL INFORMATION | 17

PROPERTY INFORMATION
Washington Prime Group Inc.
As of September 30, 2017

							Debt Information
										Indebtedness
Property Name	St	City (Major Metropolitan Area)	Financial Interest (1)	Total Center Square Feet	Total WPG Owned Square Feet	Total Tenant Owned Square Feet	Maturity Date (2)	Interest Rate	Type	Total	WPG Share
Enclosed Retail Properties
Scottsdale Quarter	AZ	Scottsdale	51%	725,429	725,429	0	06/01/25	3.53%	Fixed	$165,000	$84,150
							04/01/27	4.36%	Fixed	$55,000	$28,050
Seminole Towne Center	FL	Sanford (Orlando)	22%	1,109,948	596,657	513,291	05/06/21	5.97%	Fixed	$54,876	$12,281
Southern Hills Mall (4)	IA	Sioux City	100%				06/01/16	9.79%	Fixed	$99,681	$99,681
Southern Park Mall	OH	Youngstown	100%	1,204,269	1,008,705	195,564
Sunland Park Mall	TX	El Paso	100%	927,703	332,766	594,937
Town Center at Aurora	CO	Aurora (Denver)	100%	1,080,940	340,998	739,942	04/01/21	4.19%	Fixed	$53,500	$53,500
Town Center Crossing & Plaza	KS	Leawood	51%	672,261	535,700	136,561	02/01/27	4.25%	Fixed	$34,636	$17,664
							02/01/27	5.00%	Fixed	$69,867	$35,632
Towne West Square	KS	Wichita	100%	898,662	402,128	496,534	06/01/21	5.61%	Fixed	$46,410	$46,410
Valle Vista Mall (5)	TX	Harlingen	100%	650,573	492,172	158,401	05/10/17	5.35%	Fixed	$40,000	$40,000
Waterford Lakes Town Center	FL	Orlando	100%	965,482	690,982	274,500
Weberstown Mall	CA	Stockton	100%	858,414	263,594	594,820	06/08/21	2.98%	Variable	$65,000	$65,000
West Ridge Mall	KS	Topeka	100%	996,014	391,903	604,111	03/06/24	4.84%	Fixed	$40,881	$40,881
Westminster Mall	CA	Westminster (Los Angeles)	100%	1,214,525	441,833	772,692	04/01/24	4.65%	Fixed	$80,390	$80,390
WestShore Plaza (6)	FL	Tampa	100%	1,075,286	846,824	228,462	10/01/17	3.53%	Variable	$99,600	$99,600
Enclosed Retail Properties Total				45,433,276	28,686,190	16,747,086				$2,336,629	$1,798,521

Open Air Properties
Bloomingdale Court	IL	Bloomingdale (Chicago)	100%	696,622	385,077	311,545
Bowie Town Center Strip	MD	Bowie (Wash, D.C.)	100%	106,636	40,974	65,662
Canyon View Marketplace	CO	Grand Junction	100%	43,053	43,053	0	11/06/23	5.47%	Fixed	$5,327	$5,327
Charles Towne Square	SC	Charleston	100%	71,794	71,794	0
Chesapeake Center	VA	Chesapeake (Virginia Beach)	100%	305,853	128,972	176,881
Concord Mills Marketplace	NC	Concord (Charlotte)	100%	262,020	226,907	35,113	11/01/23	4.82%	Fixed	$16,000	$16,000
Countryside Plaza	IL	Countryside (Chicago)	100%	403,756	204,295	199,461
Dare Centre	NC	Kill Devil Hills	100%	168,673	109,154	59,519
DeKalb Plaza	PA	King of Prussia (Philadelphia)	100%	101,911	44,091	57,820
Empire East	SD	Sioux Falls	100%	301,438	167,616	133,822
Fairfax Court	VA	Fairfax (Wash, D.C.)	100%	249,488	245,999	3,489
Fairfield Town Center	TX	Houston	100%	293,524	185,524	108,000
Forest Plaza	IL	Rockford	100%	433,718	413,421	20,297	10/10/19	7.50%	Fixed	$16,202	$16,202
Gaitway Plaza (3)	FL	Ocala	99%	208,039	207,239	800
Gateway Centers	TX	Austin	51%	512,153	403,150	109,003	06/01/27	4.03%	Fixed	$112,500	$57,375
Greenwood Plus	IN	Greenwood (Indianapolis)	100%	155,319	146,091	9,228
Henderson Square	PA	King of Prussia (Philadelphia)	100%	107,371	53,615	53,756	01/01/18	3.17%	Fixed	$11,814	$11,814
Keystone Shoppes	IN	Indianapolis	100%	29,172	29,172	0
Lake Plaza	IL	Waukegan (Chicago)	100%	215,590	124,961	90,629
Lake View Plaza	IL	Orland Park (Chicago)	100%	367,369	311,960	55,409
Lakeline Plaza	TX	Cedar Park (Austin)	100%	386,711	356,274	30,437	10/10/19	7.50%	Fixed	$15,179	$15,179
Lima Center	OH	Lima	100%	233,878	173,878	60,000
Lincoln Crossing	IL	O'Fallon (St. Louis)	100%	303,526	98,061	205,465
MacGregor Village	NC	Cary	100%	146,777	146,777	0
Mall of Georgia Crossing	GA	Buford (Atlanta)	100%	440,774	317,639	123,135	10/06/22	4.28%	Fixed	$22,837	$22,837
Markland Plaza	IN	Kokomo	100%	90,527	80,977	9,550
Martinsville Plaza	VA	Martinsville	100%	102,105	94,760	7,345
Matteson Plaza	IL	Matteson (Chicago)	100%	273,836	182,436	91,400
Muncie Towne Plaza	IN	Muncie	100%	171,621	171,621	0	10/10/19	7.50%	Fixed	$6,310	$6,310

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PROPERTY INFORMATION
Washington Prime Group Inc.
As of September 30, 2017

							Debt Information
										Indebtedness
Property Name	St	City (Major Metropolitan Area)	Financial Interest (1)	Total Center Square Feet	Total WPG Owned Square Feet	Total Tenant Owned Square Feet	Maturity Date (2)	Interest Rate	Type	Total	WPG Share
Open Air Properties
North Ridge Shopping Center	NC	Raleigh	100%	169,796	164,396	5,400	12/01/22	3.41%	Fixed	$12,080	$12,080
Northwood Plaza	IN	Fort Wayne	100%	204,956	76,727	128,229
Palms Crossing	TX	McAllen	51%	405,958	372,121	33,837	08/01/21	5.49%	Fixed	$34,973	$17,836
Plaza at Buckland Hills, The	CT	Manchester	100%	327,483	216,584	110,899
Richardson Square	TX	Richardson (Dallas)	100%	516,100	40,187	475,913
Rockaway Commons	NJ	Rockaway (New York)	100%	239,050	229,162	9,888
Rockaway Town Plaza	NJ	Rockaway (New York)	100%	374,430	73,154	301,276
Royal Eagle Plaza	FL	Coral Springs (Miami)	100%	196,209	185,256	10,953
Shops at Arbor Walk, The	TX	Austin	51%	458,469	280,315	178,154	08/01/21	5.49%	Fixed	$39,527	$20,159
Shops at North East Mall, The	TX	Hurst (Dallas)	100%	365,039	365,039	0
St. Charles Towne Plaza	MD	Waldorf (Wash, D.C.)	100%	391,653	329,811	61,842
Tippecanoe Plaza	IN	Lafayette	100%	90,522	85,811	4,711
University Center	IN	Mishawaka	100%	150,441	100,441	50,000
University Town Plaza	FL	Pensacola	100%	565,538	216,194	349,344
Village Park Plaza	IN	Carmel (Indianapolis)	100%	575,548	290,009	285,539
Washington Plaza	IN	Indianapolis	100%	50,107	50,107	0
West Ridge Plaza	KS	Topeka	100%	253,086	98,593	154,493	03/06/24	4.84%	Fixed	$10,220	$10,220
West Town Corners (3)	FL	Altamonte Springs (Orlando)	100%	380,240	231,622	148,618
Westland Park Plaza (3)	FL	Orange Park (Jacksonville)	100%	163,259	163,259	0
White Oaks Plaza	IL	Springfield	100%	398,077	241,731	156,346	10/10/19	7.50%	Fixed	$12,621	$12,621
Whitehall Mall	PA	Whitehall	100%	603,475	588,601	14,874	11/01/18	7.00%	Fixed	$8,883	$8,883
Wolf Ranch	TX	Georgetown (Austin)	100%	632,253	420,067	212,186
Open Air Properties Total				14,694,943	9,984,675	4,710,268				$324,473	$232,843

Total				60,128,219	38,670,865	21,457,354				$2,661,102	$2,031,364

Footnotes:
(1) Direct and indirect interests in some joint venture properties are subject to preferences on distributions and/or capital allocation in favor of other partners.
(2) Assumes full exercise of available extension options.
(3) WPG receives substantially all economic benefit of property due to performance or advance, although legal ownership is less than 100%. Legal ownership is as follows: Port Charlotte Town Center (80%); Gaitway Plaza (88.2%); West Town Corners (88.2%); and Westland Park Plaza (88.2%).

(4) While the Company still owns the property, the special servicer has transferred management to a third party. Accordingly, operating metrics are excluded for this property. In October 2017, the Company completed a discounted payoff and resumed managing the property.

(5) Mortgage loan is in default since borrower did not repay loan on its maturity date. The property was transitioned to the lender in October 2017.
(6) The mortgage was repaid in October 2017.

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NON-GAAP PRO-RATA FINANCIAL INFORMATION

The pro-rata financial information presented on pages 21 and 22 is not, and is not intended to be, a presentation in accordance with GAAP. The non-GAAP pro-rata financial information aggregates the Company’s proportionate economic ownership of each unconsolidated asset in the property portfolio that the Company does not wholly own. The amounts in the column labeled ‘‘WPG’s Share of Unconsolidated Entities’’ were derived on a per property or entity basis by applying to each line item the ownership percentage interest used to arrive at the Company’s share of the operations for the period consistent with the application of the equity method of accounting to each of the unconsolidated joint ventures.

The Company does not control the unconsolidated joint ventures and the presentations of the assets and liabilities and revenues and expenses do not represent the Company’s legal claim to such items.

The Company provides pro-rata financial information because it is believed to assist investors and analysts in estimating the economic interest in our unconsolidated joint ventures when read in conjunction with the Company’s reported results under GAAP.

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NON-GAAP PRO-RATA FINANCIAL INFORMATION
PROPORTIONATE SHARE OF UNCONSOLIDATED PROPERTIES - STATEMENTS OF OPERATIONS
Washington Prime Group Inc.
(Unaudited, dollars in thousands)

	Three Months Ended September 30, 2017	Nine Months Ended September 30, 2017
	WPG's Share of Unconsolidated Entities	WPG's Share of Unconsolidated Entities

Revenue:
Minimum rent	$20,445	$53,147
Overage rent	429	1,182
Tenant reimbursements	7,796	21,567
Other income	285	916
Total revenues	28,955	76,812

Expenses:
Property operating	(5,953)	(16,293)
Real estate taxes	(3,326)	(8,967)
Advertising and promotion	(330)	(825)
Total recoverable expenses	(9,609)	(26,085)
Depreciation and amortization	(11,976)	(32,096)
Provision for credit losses	(236)	(702)
General and administrative	—	6
Ground rent	(1,454)	(3,667)
Total operating expenses	(23,275)	(62,544)

Operating Income	5,680	14,268

Interest expense, net	(6,144)	(15,366)
Proceeds from sale of property	214	214
Income and other taxes	85	103
Loss from unconsolidated entities, net	$(165)	$(781)

Note: The amounts above represent the company's pro-rata share based upon the percentage of ownership interest per joint venture entity in each amount indicated, but it should be noted that the company does not control the unconsolidated entities.

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NON-GAAP PRO-RATA FINANCIAL INFORMATION
PROPORTIONATE SHARE OF UNCONSOLIDATED PROPERTIES - BALANCE SHEET
Washington Prime Group Inc.
(Unaudited, dollars in thousands)

September 30, 2017 WPG's Share of Unconsolidated Entities
Assets:
Investment properties at cost	$1,147,835
Construction in progress	19,871
1,167,706
Less: accumulated depreciation	159,308
1,008,398

Cash and cash equivalents	21,159
Tenant receivables and accrued revenue, net (see below)	15,452
Deferred costs and other assets (see below)	87,288
Total assets	$1,132,297

Liabilities and members' equity:
Mortgage notes payable	$629,848
Accounts payable, accrued expenses, intangibles, and deferred revenues (see below)	77,807
Total liabilities	707,655
Members' equity	424,642
Total liabilities and members' equity	$1,132,297

Supplemental Balance Sheet Detail:

Tenant accounts receivable and accrued revenue, net:
Straight-line receivable	$7,535
Tenant receivable	5,482
Allowance for doubtful accounts, net	(1,767)
Unbilled receivables and other	4,202
Total	$15,452

Deferred costs and other assets:
Deferred leasing, net	$16,402
In place lease intangibles, net	30,043
Acquired above market lease intangibles, net	27,067
Mortgage and other escrow deposits	10,116
Prepaids, notes receivable and other assets, net	3,660
Total	$87,288

Accounts payable, accrued expenses, intangibles and deferred revenues:
Accounts payable and accrued expenses	$31,331
Below market leases, net	36,880
Other	9,596
Total	$77,807

Note: The amounts above represent the company's pro-rata share based upon the percentage of ownership interest per joint venture entity, but it should be noted that the company does not control the unconsolidated entities.

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GLOSSARY OF TERMS

- Average rent PSF	Average base minimum rent charge in effect for the reporting period for all tenants that qualify to be included in the occupancy as defined below.
- EBITDA
Net income (loss) attributable to the company before interest, depreciation and amortization, gains/losses on sale of operating properties, impairment charges, income taxes and unrealized re-measurement adjustment of derivative instrument.

- Funds from operations (FFO)
Funds From Operations ("FFO") is a supplemental non-GAAP measure utilized to evaluate the operating performance of real estate companies. The National Association of Real Estate Investment Trusts ("NAREIT") defines FFO as net income (loss) attributable to common shareholders computed in accordance with generally accepted accounting principles ("GAAP"), excluding (i) gains or losses from sales of operating real estate assets and (ii) extraordinary items, plus (iii) depreciation and amortization of operating properties and (iv) impairment of depreciable real estate and in substance real estate equity investments and (v) after adjustments for unconsolidated partnerships and joint ventures calculated to reflect funds from operations on the same basis.

- Funds from operations, as adjusted (AFFO)	AFFO is calculated by adjusting FFO as defined above for non-recurring items such as merger costs, non-recurring debt fee amortization charges, gain on debt extinguishment and similar items.
- Gross leasable area (GLA)	Measure of the total amount of leasable space in a property.
- Net operating income (NOI)
Revenues from all rental property less operating and maintenance expenses, real estate taxes and rent expense including the company's pro-rata share of real estate joint ventures. Excludes non-recurring items such as termination income and sales from outparcels.

- Occupancy
Occupancy is the percentage of total owned square footage ("GLA") which is leased as of the last day of the reporting period for tenants with terms of a year or more. For enclosed retail properties, all company owned space except for anchors, majors, office and outlots are included in the calculation. For open air properties, all owned GLA other than office are included in the calculation.

- Occupancy cost	Percent of tenant's total occupancy cost (rent and reimbursement of CAM, tax and insurance) to tenant sales for stores of 10,000 sf or less.
- Re-leasing spread
Re-leasing Spread is a ‘‘same space’’ measure that compares initial rent for new deals on individual spaces to expiring rents for prior tenants. For enclosed retail properties, majors, freestanding and office tenants are excluded. For open air properties, office tenants are excluded. The new rent is the weighted average of the initial cash Total Rent PSF for spaces leased during the current quarter and year-to-date period, and includes new leases and existing tenant renewals and relocations (including expansions and downsizings). The prior rent is the weighted average of the final cash Total Rent PSF as of the month the tenant terminates or closes. Total Rent PSF includes Base Minimum Rent, common area maintenance ("CAM") and base percentage rent. It includes leasing activity on all spaces occupied by tenants as long as the opening and closing dates are within 24 months of one another.

- Sales PSF	Trailing twelve-month sales for in-line stores of 10,000 SF or less. Excludes freestanding stores and specialty tenants.

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